Federated International Leaders Fund

(formerly, Federated International Value Fund)

A Portfolio of Federated Equity Funds

Summary PROSPECTUS

June 15, 2010

INSTITUTIONAL SHARES (TICKER FGFLX)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/prospectus. You can also get this information at no cost by calling 1-800-341-7400 or by sending an email request to services@federatedinvestors.com or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund's Prospectus and Statement of Additional Information, both dated June 15, 2010, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking long-term growth of capital by investing primarily in a portfolio of equity securities issued by foreign companies that the Adviser has deemed as undervalued.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide long-term growth of capital.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	1.00%
Distribution (12b-1) Fee	None
Other Expenses	0.61%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.62%
Fee Waivers and/or Expense Reimbursements[1]	0.37%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%

1	The expense information in the table above reflects anticipated expenses for the Fund's current fiscal year ending November 30, 2010. The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses), paid by the Fund's Institutional Shares (after any voluntary waivers and/or reimbursements) will not exceed 1.24% (the “Fee Limit”) through the later of (the “Termination Date): (a) January 31, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

Example

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$165
3 Years	$511
5 Years	$881
10 Years	$1,922

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Active trading will cause the Fund to have an increased portfolio turnover rate, which, for shareholders whose Fund Shares are held in a taxable account, is likely to generate shorter-term gains (losses) that are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs (which are not reflected in annual Fund operating expenses or in the example) and may have an adverse impact on the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund pursues its investment objective by investing primarily in a portfolio of equity securities issued by foreign companies that the Adviser has deemed as undervalued relative to the company; the company's competitive position and/or its growth prospects. The Adviser expects that, normally, the Fund's portfolio will be invested primarily in foreign stocks in developed markets. The Fund is permitted, however, to invest in companies from both developed (including the United States) and emerging market countries. The Fund may invest in exchange-traded funds (ETFs), derivative contracts (such as options, swaps and futures contracts) and hybrid instruments (such as notes linked to underlying securities, indices, or commodities) in order to implement its investment strategies. The Fund is intended to integrate the value style of investing across foreign stocks in a broader equity portfolio.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Stock Market Risks. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time.
  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
  Currency Risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.
  Sector Risks. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
  Risks Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. However, value stocks may lag behind growth stocks in an up market.
  Emerging Markets Risks. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
  Exchange-Traded Funds Risks. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate.
  Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
  Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.

  Credit Risks. Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
  Liquidity Risks. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
  Leverage Risks. The derivative contracts in which the Fund may invest may be subject to leverage risks. Leverage risk is when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.

The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance: Bar Chart and Table

Risk/Return Bar Chart

The Fund's Institutional Shares is expected to commence operations on or about June 21, 2010. The Fund offers three other classes of shares: Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown in the bar chart below is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Institutional Shares. The Fund changed its investment strategy on September 4, 2003. Until that time, the Fund invested primarily in securities of companies in the financial services industry.

The bar chart and performance table reflects historical performance data for the Fund's Institutional Shares. The performance information shown below will help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's Institutional Shares' total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

Within the periods shown in the bar chart, the Fund's Institutional Shares highest quarterly return was 33.12% (quarter ended June 30, 2009). Its lowest quarterly return was (23.87)% (quarter ended December 31, 2008).

Average Annual Total Return Table

In addition to Return Before Taxes, Return After Taxes is shown for the Fund's Institutional Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

(For the Period Ended December 31, 2009)

	1 Year	5 Years	10 Years
Institutional Shares:
Return Before Taxes	49.58%	6.72%	7.31%
Return After Taxes on Distributions	49.60%	6.73%	7.01%
Return After Taxes on Distributions and Sale of Fund Shares	32.59%	6.00%	6.43%
Morgan Stanley Capital International Europe, Australasia and Far East Index[1,2] (reflects no deduction for fees, expenses or taxes)	31.78%	3.54%	1.17%

	1 Year	5 Years	10 Years
Morgan Stanley Capital International Europe, Australasia and Far East Value Index[3] (reflects no deduction for fees, expenses or taxes)	34.23%	3.36%	3.53%
1	The Fund's Adviser elected to change the benchmark index from the Morgan Stanley Capital International Europe, Australasia and Far East Value Index to the Morgan Stanley Capital International Europe, Australasia and Far East Index because the Morgan Stanley Capital International Europe, Australasia and Far East Index is more reflective of the securities in which the Fund invests.
2	The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged market capitalization-weighted equity index comprising 21 of 46 countries in the Morgan Stanley Capital International universe and representing the developed world outside of North America.
3	The Morgan Stanley Capital International Europe, Australasia and Far East Value Index is an unmanaged free-float weighted index. The index represents the securities classified as “value” securities by MSCI that are members of the MSCI EAFE Index. The MSCI EAFE region covers developed market countries in Europe, Australasia and the Far East. It was developed with a base value of 100 as of December 31, 1974.

Fund Management

The Fund's Investment Adviser is Federated Global Investment Management Corp.

Marc Halperin, Senior Portfolio Manager, has been the Fund's portfolio manager since September 1998.

Richard Winkowski, Senior Portfolio Manager, has been the Fund's portfolio manager since July 2009.

Purchase and Sale of Fund Shares

The minimum investment amount for the Fund's Shares is generally $1,000,000 and there is no minimum subsequent investment amount. The minimum investment amount for the Systematic Investment Program is $50.

You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Redeem or exchange through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

Tax Information

The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through an individual retirement account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.

Federated International Leaders Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Investment Company Act File No. 811-4017

Cusip 31428U623

Q450360 (6/10)

Federated is a registered mark of Federated Investors, Inc.
2010  © Federated Investors, Inc.